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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 30, 1999


                                   ECOGEN INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


            Delaware                      1-9579             22-2487948
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  (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
  Incorporation or Organization)       File Number)      Identification No.)


           2000 West Cabot Boulevard, # 170, Langhorne, PA 19047-1811
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                    (Address of Principal Executive Offices)


                                 (215) 757-1590
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events
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                  On July 30, 1999, we sold 500,000 shares of our Common Stock, par value $.01 per share, to an accredited investor in a private placement under
Section 4(2) of the Securities Act of 1933, as amended. Our investor paid $3.09 per share, resulting in net proceeds of approximately $1.5 million. Proceeds from this private placement will be used for working capital purposes.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ECOGEN INC.



                                       By: /s/ Mary E. Paetzold
                                          ------------------------------
                                          Name: Mary E. Paetzold
                                          Title: Vice President and
                                                 Chief Financial Officer


Date: August 11, 1999